                                 Exhibit (e)(2)

               Revised Schedules A-E to the Distribution Agreement
        between One Group Mutual Funds and The One Group Services Company
                               dated May 20, 1999.

                                   SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                                THE ONE GROUP(R)
                                       AND
                         THE ONE GROUP SERVICES COMPANY


NAME OF THE FUND
----------------

MONEY MARKET FUNDS
------------------
U.S. Treasury Securities Money Market Fund
Prime Money Market Fund
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
TREASURY PRIME MONEY MARKET FUND
Municipal Money Market Fund
Ohio Municipal Money Market Fund
Michigan Municipal Money Market Fund
Institutional Prime Money Market Fund
Treasury Money Market Fund
Treasury Only Money Market Fund
Cash Management Money Market Fund
Treasury Cash Management Money Market Fund
Treasury Prime Cash Management Money Market Fund
U.S. Government Cash Management Money Market Fund
Municipal Cash Management Money Market Fund
Government Money Market Fund
Tax Exempt Money Market Fund

EQUITY FUNDS
------------
Equity Income Fund
Mid Cap Value Fund (formerly the Disciplined Value Fund)
Mid Cap Growth Fund (formerly the Growth Opportunities Fund) International Equity Index Fund
Large Cap Value Fund (formerly the Large Company Value Fund)
Equity Index Fund
Balanced Fund (formerly the Asset Allocation Fund)
Large Cap Growth Fund (formerly the Large Company Growth Fund) Diversified Equity Fund (formerly the Value Growth Fund)
Small Cap Growth Fund (formerly the Small Capitalization Fund) Diversified Mid Cap Fund
Small Cap Value Fund
Diversified International Fund
Market Expansion Index Fund
REAL ESTATE FUND
TECHNOLOGY FUND
Investor Aggressive Growth Fund
Investor Growth Fund
Investor Growth and Income Fund
Investor Balanced Fund
Investor Conservative Growth Fund

FIXED INCOME FUNDS
------------------
Income Bond Fund
Short-Term Bond Fund) (formerly the Limited Volatility Bond Fund)
Intermediate Tax-Free Bond Fund
Ohio Municipal Bond Fund
Government Bond Fund
Ultra Short-Term Bond Fund
Treasury & Agency Fund
High Yield Bond Fund
Bond Fund
Municipal Income Fund
Texas Municipal Fund
West Virginia Municipal Bond Fund
Kentucky Municipal Bond Fund
Intermediate Bond Fund
Arizona Municipal Bond Fund
Louisiana Municipal Bond Fund
Michigan Municipal Bond Fund
Short-Term Municipal Bond Fund
Tax-Free Bond Fund
Investor Fixed Income Fund



THE ONE GROUP(R)                        THE ONE GROUP SERVICES COMPANY


By:      Bryan C. Haft                         By:      Mark Redman
   ----------------------------                   ----------------------------
Date:    May 20, 1999                          Date:    May 20, 1999
     --------------------------                     --------------------------

                                   SCHEDULE B
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                                THE ONE GROUP(R)
                                       AND
                         THE ONE GROUP SERVICES COMPANY

                     Shares Subject to Front-End Sales Load
                     --------------------------------------

NAME OF THE FUND
----------------

EQUITY FUNDS
------------
Equity Income Fund
Mid Cap Value Fund (formerly the Disciplined Value Fund)
Mid Cap Growth Fund (formerly the Growth Opportunities Fund) International Equity Index Fund
Large Cap Value Fund (formerly the Large Company Value Fund)
Equity Index Fund
Balanced Fund (formerly the Asset Allocation Fund)
Large Cap Growth Fund (formerly the Large Company Growth Fund) Diversified Equity Fund (formerly the Value Growth Fund)
Small Cap Growth Fund (formerly the Small Capitalization Fund) Diversified Mid Cap Fund
Small Cap Value Fund
Diversified International Fund
Market Expansion Index Fund
REAL ESTATE FUND
TECHNOLOGY FUND
Investor Aggressive Growth Fund
Investor Growth Fund
Investor Growth and Income Fund
Investor Balanced Fund
Investor Conservative Growth Fund

FIXED INCOME FUNDS
------------------
Income Bond Fund
Short-Term Bond Fund (formerly the Limited Volatility Bond Fund
Intermediate Tax-Free Bond Fund
Ohio Municipal Bond Fund
Government Bond Fund
Ultra Short-Term Bond Fund
High Yield Bond Fund
Bond Fund
Investor Fixed Income Fund
Treasury & Agency Fund
Municipal Income Fund
Texas Municipal Bond Fund
West Virginia Municipal Bond Fund
Kentucky Municipal Bond Fund
Intermediate Bond Fund

Arizona Municipal Bond Fund
Louisiana Municipal Bond Fund
Michigan Municipal Bond Fund
Short-Term Municipal Bond Fund
Tax-Free Bond Fund





THE ONE GROUP(R)                              THE ONE GROUP SERVICES COMPANY


By:      Bryan C. Haft                         By:      Mark Redman
   ----------------------------                   ----------------------------
Date:    May 20, 1999                          Date:    May 20, 1999
     --------------------------                     --------------------------

                                   SCHEDULE C
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                                THE ONE GROUP(R)
                                       AND
                         THE ONE GROUP SERVICES COMPANY

                            DISTRIBUTION PLAN SHARES
                            ------------------------

NAME OF THE FUND
----------------

MONEY MARKET FUNDS
------------------
U.S. Treasury Securities Money Market Fund -- Service Class Shares U.S. Treasury Securities Money Market Fund -- Class A Shares
Prime Money Market Fund -- Class A Shares
Prime Money Market Fund -- Service Class Shares
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND -- SERVICE CLASS SHARES U.S. GOVERNMENT SECURITIES MONEY MARKET FUND -- CLASS A SHARES TREASURY PRIME MONEY MARKET FUND -- SERVICE CLASS SHARES
TREASURY PRIME MONEY MARKET FUND -- CLASS A SHARES
Municipal Money Market Fund -- Class A Shares
Municipal Money Market Fund -- Service Class Shares
Ohio Municipal Money Market Fund -- Class A Shares
Ohio Municipal Money Market Fund -- Service Class Shares
Michigan Municipal Money Market Fund -- Class A Shares
Michigan Municipal Money Market Fund -- Service Class Shares
Cash Management Money Market Fund -- Class A Shares
Treasury Cash Management Money Market Fund -- Class A Shares Treasury Prime Cash Management Money Market Fund -- Class A Shares U.S. Government Cash Management Money Market Fund -- Class A Shares Municipal Cash Management Money Market Fund -- Class A Shares

EQUITY FUNDS
------------
Equity Income Fund (formerly the Income Equity Fund) -- Class A Shares
Mid Cap Value Fund (formerly the Disciplined Value Fund) -- Class A Shares
Mid Cap Growth Fund (formerly the Growth Opportunities Fund) -- Class A Shares International Equity Index Fund -- Class A Shares
Large Cap Value Fund (formerly the Large Company Value Fund) -- Class A Shares Equity Index Fund -- Class A Shares
Balanced Fund (formerly the Asset Allocation Fund) -- Class A Shares
Large Cap Growth Fund (formerly the Large Company Growth Fund) -- Class A Shares Diversified Equity Fund (formerly the Value Growth Fund) -- Class A Shares
Small Cap Growth Fund (formerly the Small Capitalization Fund) -- Class A Shares Diversified Mid Cap Fund -- Class A Shares
Small Cap Value Fund -- Class A Shares
Diversified International Fund -- Class A Shares
Market Expansion Index Fund -- Class A Shares
REAL ESTATE FUND - CLASS A SHARES

TECHNOLOGY FUND - CLASS A SHARES
Investor Aggressive Growth Fund -- Class A Shares
Investor Growth Fund -- Class A Shares
Investor Growth and Income Fund -- Class A Shares
Investor Balanced Fund -- Class A Shares
Investor Conservative Growth Fund -- Class A Shares

FIXED INCOME FUNDS
------------------
Income Bond Fund -- Class A Shares
Short-Term Bond Fund (formerly the Limited Volatility Bond Fund)--Class A Shares Government Bond Fund -- Class A Shares
Ultra Short-Term Bond Fund -- Class A Shares
Treasury & Agency Fund -- Class A Shares
High Yield Bond Fund -- Class A Shares
Bond Fund -- Class A Shares
Intermediate Tax-Free Bond Fund -- Class A Shares
Ohio Municipal Bond Fund -- Class A Shares
Intermediate Bond Fund -- Class A Shares
Arizona Municipal Bond Fund -- Class A Shares
Louisiana Municipal Bond Fund -- Class A Shares
Michigan Municipal Bond Fund -- Class A Shares
Short-Term Municipal Bond Fund -- Class A Shares
Tax-Free Bond Fund -- Class A Shares
Municipal Income Fund -- Class A Shares
Texas Municipal Bond Fund -- Class A Shares
West Virginia Municipal Bond Fund -- Class A Shares
Kentucky Municipal Bond Fund
Investor Fixed Income Fund -- Class A Shares


THE ONE GROUP(R)                               THE ONE GROUP SERVICES COMPANY



By:      Bryan C. Haft                         By:      Mark Redman
   ----------------------------                   ----------------------------
Date:    May 20, 1999                          Date:    May 20, 1999
     --------------------------                     --------------------------

                                   SCHEDULE D
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                                THE ONE GROUP(R)
                                       AND
                         THE ONE GROUP SERVICES COMPANY

                                  CDSC CLASSES
                                  ------------

NAME OF THE FUND
----------------

MONEY MARKET FUNDS
------------------
U.S. Treasury Securities Money Market Fund -- Class B Shares
Prime Money Market Fund -- Class B Shares

EQUITY FUNDS
------------
Equity Income Fund (formerly the Income Equity Fund) -- Class B Shares
Mid Cap Value Fund (formerly the Disciplined Value Fund) -- Class B Shares
Mid Cap Growth Fund (formerly the Growth Opportunities Fund) -- Class B Shares International Equity Index Fund -- Class B Shares
Large Cap Value Fund (formerly the Large Company Value Fund) -- Class B Shares Equity Index Fund -- Class B Shares
Balanced Fund (formerly the Asset Allocation Fund) -- Class B Shares
Large Cap Growth Fund (formerly the Large Company Growth Fund) -- Class B Shares Diversified Equity Fund (formerly the Value Growth Fund) -- Class B Shares
Small Cap Growth Fund (formerly the Small Capitalization Fund) -- Class B Shares Diversified Mid Cap Fund -- Class B Shares
Small Cap Value Fund -- Class B Shares
Diversified International Fund -- Class B Shares
Market Expansion Index Fund -- Class B Shares
REAL ESTATE FUND -- CLASS B SHARES
TECHNOLOGY FUND -- CLASS B SHARES
Investor Aggressive Growth Fund -- Class B Shares
Investor Growth Fund -- Class B Shares
Investor Growth and Income Fund -- Class B Shares
Investor Balanced Fund -- Class B Shares
Investor Conservative Growth Fund -- Class B Shares

FIXED INCOME FUNDS
------------------
Income Bond Fund  -- Class B Shares
Short-Term Bond Fund (formerly the Limited Volatility Bond Fund)--Class B Shares Treasury & Agency Fund-- Class B Shares
Government Bond Fund-- Class B Shares
Ultra Short-Term Bond Fund-- Class B Shares
Intermediate Bond Fund-- Class B Shares
High Yield Bond Fund -- Class B Shares
Bond Fund -- Class B Shares
Intermediate Tax-Free Bond Fund-- Class B Shares
Ohio Municipal Bond Fund-- Class B Shares
Michigan Municipal Bond Fund -- Class B Shares
Short-Term Municipal Bond Fund -- Class B Shares
Tax-Free Bond Fund -- Class B Shares
Municipal Income Fund-- Class B Shares

Texas Municipal Bond Fund-- Class B Shares
West Virginia Municipal Bond Fund-- Class B Shares
Kentucky Municipal Bond Fund-- Class B Shares
Arizona Municipal Bond Fund-- Class B Shares
Louisiana Municipal Bond Fund-- Class B Shares
Investor Fixed Income Fund-- Class B Shares



THE ONE GROUP(R)                                THE ONE GROUP SERVICES COMPANY


By:      Bryan C. Haft                         By:      Mark Redman
   ----------------------------                   ----------------------------
Date:    May 20, 1999                          Date:    May 20, 1999
     --------------------------                     --------------------------

                                   SCHEDULE E
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                                THE ONE GROUP(R)
                                       AND
                         THE ONE GROUP SERVICES COMPANY

                                  CDSC CLASSES
                                  ------------

NAME OF THE FUND
----------------

EQUITY FUNDS
------------

Equity Income (formerly the Income Equity Fund) - Class C Shares
Mid Cap Value Fund (formerly the Disciplined Value Fund ) - Class C Shares
Mid Cap Growth Fund (formerly the Growth Opportunities Fund) - Class C Shares Equity Index Fund - Class C Shares
Large Cap Value Fund (formerly the Large Company Value Fund) - Class C Shares Balanced Fund (formerly the Asset Allocation Fund) - Class C Shares International Equity Index Fund - Class C Shares
Large Cap Growth Fund formerly the Large Company Growth Fund) - Class C Shares Diversified Equity Fund (formerly the Value Growth Fund) - Class C Shares
Small Cap Growth Fund (formerly the Small Capitalization Fund) - Class C Shares Diversified Mid Cap Fund -- Class C Shares
Small Cap Value Fund -- Class C Shares
Diversified International Fund -- Class C Shares
Market Expansion Index Fund -- Class C Shares
REAL ESTATE FUND - CLASS C SHARES
TECHNOLOGY FUND - CLASS C SHARES
Investor Aggressive Growth Fund -- Class C Shares
Investor Growth Fund -- Class C Shares
Investor Growth & Income Fund -- Class C Shares
Investor Balanced Fund -- Class C Shares
Investor Conservative Growth Fund -- Class C Shares

FIXED INCOME FUNDS
------------------
Income Bond Fund  -- Class C Shares
Short-Term Bond Fund (formerly the Limited Volatility Bond Fund)--Class C Shares Government Bond Fund -- Class C Shares
Ultra Short-Term Income Fund -- Class C Shares
Treasury & Agency Fund -- Class C Shares
High Yield Bond Fund -- Class C Shares
Bond Fund -- Class C Shares
Intermediate Tax-Free Bond Fund -- Class C Shares
Ohio Municipal Bond Fund -- Class C Shares
Intermediate Bond Fund -- Class C Shares
Arizona Municipal Bond Fund -- Class C Shares
Louisiana Municipal Bond Fund -- Class C Shares
Michigan Municipal Bond Fund -- Class C Shares
Short-Term Municipal Bond Fund -- Class C Shares
Municipal Bond Fund -- Class C Shares
Municipal Income Fund-- Class C Shares
Texas Municipal Bond Fund -- Class C Shares

West Virginia Municipal Bond Fund -- Class C Shares
Kentucky Municipal Bond Fund
Investor Fixed Income Fund -- Class C Shares

MONEY MARKET FUNDS
------------------
Prime Money Market Fund - Class C Shares
U.S. Treasury Securities Money Market Fund - Class C Shares
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND - CLASS C SHARES
TREASURY PRIME MONEY MARKET FUND - CLASS C SHARES
Municipal Money Market Fund - Class C Shares
Ohio Municipal Money Market Fund - Class C Shares
Michigan Municipal Money Market Fund - Class C Shares



THE ONE GROUP(R)                               THE ONE GROUP SERVICES COMPANY


By:      Bryan C. Haft                         By:      Mark Redman
   ----------------------------                   ----------------------------
Date:    May 20, 1999                          Date:    May 20, 1999
     --------------------------                     --------------------------